UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2008
Structured Equity Flex Funds
Structured International Equity Flex Structured U.S. Equity Flex

Goldman Sachs Structured Equity Flex Funds

■	STRUCTURED INTERNATIONAL EQUITY FLEX

■	STRUCTURED U.S. EQUITY FLEX
TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	13
Financial Statements	33
Notes to the Financial Statements	37
Financial Highlights	48
Other Information	52

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Structured International Equity Flex Fund invests in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Foreign and emerging market securities may be more volatile than U.S. securities and are be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund engages in derivative transactions, including short sales of securities. Derivative instruments involve sophisticated investment techniques and involve risks different from, and possibly greater than, the risks associated with investing directly in securities. Derivative instruments often involve leverage of the Fund’s assets, which magnifies the effect of changes in market values. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. Other risks associated with the Fund’s investments in derivative instruments include risks of default by a counterparty and the risks that transactions may not be liquid.

The Structured U.S. Equity Flex Fund invests in a broadly diversified portfolio of large-capitalization U.S. equity investments, including foreign companies that are traded in the U.S. The Fund engages in derivative transactions, including short sales of securities. Derivative instruments involve sophisticated investment techniques and involve risks different from, and possibly greater than, the risks associated with investing directly in securities. Derivative instruments often involve leverage of the Fund’s assets, which magnifies the effect of changes in market values. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. Other risks associated with the Fund’s investments in derivative instruments include risks of default by a counterparty and the risks that transactions may not be liquid.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Goldman Sachs’ Structured Equity
Flex Investment Process

■ Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■  Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■  Objective – We believe our stock selection process is free from the emotion that may lead to biased investment decisions.

■  Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■  We take a limited number of short positions by targeting a portfolio weighting of up to 135% long and 35% short.

■  We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■  Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■  Offer broad access to a clearly defined equity universe.

■  Generate excess returns that are positive, consistent and repeatable.

■ Give the Funds greater exposure to the investment criteria due to their small number of short positions. This leads to potentially higher expected returns.

PORTFOLIO RESULTS
Structured International Equity Flex Fund
Dear Shareholder:
This report provides an overview of the performance of the Goldman Sachs Structured International Equity Flex Fund
(the “Fund”) during the six-month reporting period that ended April 30, 2008.
  Performance Review

Over the six-month period that ended April 30, 2008, the Fund’s Class A, C, and Institutional Shares generated cumulative total returns, without sales charges, of -12.50%, -12.80%, and -12.30%, respectively. These returns compare to a cumulative total return of -9.21% on the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (unhedged and net of dividend withholding taxes), over the same time period. In the period since their inception through April 30, 2008, the Fund’s Class IR and R Shares generated cumulative total returns of -7.02% and -7.19%, respectively, versus -6.12% for the Index over the same time period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management Impact assesses the company’s management strategy and behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.
  Portfolio Positioning and Highlights

The Fund’s performance was disappointing over the last six months, a period in which the market environment was challenging for quantitative strategies generally. We believe that we are still experiencing the continued effects of the “crowding” that characterized the previous 12 to 18 months. (Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.) Crowding came to a head in August 2007 as a result of the quant liquidity crunch in which many portfolio managers utilizing quantitative strategies tried to reduce their exposure to equities — the same stocks — simultaneously. The ensuing sell-off, which continued — albeit muted — into September and through the fourth quarter (particularly during November 2007) adversely affected our investment themes, resulting in underperformance by the Fund through the end of the year. Any news that increased market volatility seemed to have a disproportionately negative impact on the Fund and our quantitative factors during the reporting period. The impact of crowding abated somewhat among this universe of stocks as the year turned, and the Fund’s returns were higher than those of the benchmark earlier in the reporting period.

Our Valuation investment theme detracted the most from the Fund’s relative performance, followed by Analyst Sentiment. Stock selection was weakest in the Industrials sector and strongest in the Materials and Utilities sectors during the period. With respect to country selection, stock selection was weakest in Japan and strongest in Germany.

PORTFOLIO RESULTS

Although the Fund has underperformed in the last six months, we maintain a strong belief in an economically based, statistically proven, quantitatively driven process. To help us attempt to improve long-term returns, we have introduced a series of enhancements to our model, including the addition of new factors, modifications to existing factors, and the development of sector-specific factors. We regard many of the factors that we have implemented as more proprietary in nature and therefore less likely to become “crowded.” This should help us reduce our reliance on factors that have become more commonplace and allow us to migrate our models over time to unique return opportunities. In addition, we recently enhanced our trading methodology to allow for frequent rebalancing, which should help us incorporate relevant financial data into our models while continuing to keep transaction costs as low as possible. We believe that by rebalancing our portfolios on a more frequent basis, we may be able to achieve timely exposure to our investment themes and to better exploit shorter-lived information sources, thereby seeking to improve long-term results.

Quantitative investing has become extremely popular in recent times. To be successful in the future, we believe quantitative managers should be acutely aware of other managers, be nimble in terms of trading, and employ proprietary models. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed in these challenging times. Our team and Goldman Sachs are committed to doing everything we can to seek better performance in the future. We thank you for your investment and will work to earn your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, May 22, 2008

FUND BASICS
Structured International Equity Flex Fund
as of April 30, 2008
PERFORMANCE REVIEW

November 1, 2007–April 30, 2008	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net)[2]

Class A	-12.50%	-9.21%
Class C	-12.80	-9.21
Institutional	-12.30	-9.21

November 30, 2007–April 30, 2008

Class IR	-7.02%	-6.12%
Class R	-7.19	-6.12

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/08	One Year	Since Inception	Inception Date

Class A	-12.78%	3.07%	7/31/06
Class C	-10.22	5.27	7/31/06
Institutional	-8.32	6.39	7/31/06
Class IR	N/A	-10.75	11/30/07
Class R	N/A	-10.84	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end except for Class IR and R Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.90%
Class C	2.35	2.65
Institutional	1.20	1.50
Class IR	1.25	1.65
Class R	1.75	2.15

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

FUND BASICS
TOP 10 OVERWEIGHTS AS OF 4/30/08[6]

Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Repsol YPF SA	+2.5%	Energy
BASF AG	+2.3	Materials
Sanofi-Aventis	+2.2	Health Care
Zurich Financial Services AG	+2.0	Financials
Muenchener Rueckversicherungs AG	+2.0	Financials
Vivendi SA	+1.8	Consumer Discretionary
Cie de Saint-Gobain	+1.8	Industrials
Svenska Handelsbanken	+1.8	Financials
Deutsche Bank AG	+1.7	Financials
Deutsche Lufthansa AG	+1.5	Industrials

[6]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 overweights may not be representative of the Fund’s future investments.
TOP 10 UNDERWEIGHTS AS OF 4/30/08[7]

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

GlaxoSmithKline PLC	-0.9%	Health Care
Roche Holding AG	-0.8	Health Care
Telefonica SA	-0.8	Telecommunication Services
Toyota Motor Corp	-0.7	Consumer Discretionary
Nestle SA	-0.5	Consumer Staples
HSBC Holdings PLC	-0.5	Financials
Commonwealth Bank of Australia	-0.4	Financials
UniCredito Italiano SpA	-0.4	Financials
Nintendo Co., Ltd.	-0.3	Information Technology
Volkswagen AG	-0.2	Consumer Discretionary

[7]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 underweights may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS
Structured U.S. Equity Flex Fund
Dear Shareholder,
This report provides an overview of the performance of the Goldman Sachs Structured U.S. Equity Flex Fund (the “Fund”) during the six-month reporting period that ended April 30, 2008.
  Performance Review

Over the six-month period that ended April 30, 2008, the Fund’s Class A, C, and Institutional Shares generated cumulative total returns, without sales charges, of -11.42%, -11.71%, and -11.20%, respectively. These returns compare to a cumulative total return of -9.64% on the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period. In the period since their inception through April 30, 2008, the Fund’s Class IR and R Shares generated cumulative total returns of -5.76% and -5.97%, respectively, versus -5.69% for the Fund’s Index over the same time period.

The Fund uses a model that is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management Impact assesses the company’s management strategy and behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.
  Portfolio Positioning and Highlights

The Fund’s performance was disappointing over the last six months, a period in which the market environment was challenging for quantitative strategies generally. We believe that we are still experiencing the continued effects of the “crowding” that characterized the previous 12 to 18 months. (Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.) Crowding came to a head in August 2007 as a result of the quant liquidity crunch in which many portfolio managers utilizing quantitative strategies tried to reduce their exposure to equities — the same stocks — simultaneously. The ensuing sell-off, which continued — albeit muted — into September and through the fourth quarter (particularly during November 2007) adversely affected our investment themes, resulting in underperformance by the Fund through the end of the year. Any news that increased market volatility seemed to have a disproportionately negative impact on the Fund and our quantitative factors during the reporting period. The impact of crowding abated somewhat among this universe of stocks as the year turned, and the Fund’s returns were higher than those of the benchmark earlier in the reporting period.

Our Profitability investment themes detracted the most from the Fund’s relative performance, followed by Management Impact. Stock selection was weakest in the Health Care and Consumer Discretionary sectors and strongest in the Materials sector during the period.

PORTFOLIO RESULTS

Although the Fund has underperformed in the last six months, we maintain a strong belief in an economically based, statistically proven, quantitatively driven process. To help us attempt to improve long-term returns, we have introduced a series of enhancements to our model, including the addition of new factors, modifications to existing factors, and the development of sector-specific factors. We regard many of the factors that we have implemented as more proprietary in nature and therefore less likely to become “crowded.” This should help us reduce our reliance on factors that have become more commonplace and allow us to migrate our models over time to unique return opportunities. In addition, we recently enhanced our trading methodology to allow for frequent rebalancing, which should help us incorporate relevant financial data into our models while continuing to keep transaction costs as low as possible. We believe that by rebalancing our portfolios on a more frequent basis, we may be able to achieve timely exposure to our investment themes and to better exploit shorter-lived information sources, thereby seeking to improve long-term results.

Quantitative investing has become extremely popular in recent times. To be successful in the future, we believe quantitative managers should be acutely aware of other managers, be nimble in terms of trading, and employ proprietary models. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed in these challenging times. Our team and Goldman Sachs are committed to doing everything we can to seek better performance in the future. We thank you for your investment and will work to earn your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, May 22, 2008

FUND BASICS
Structured U.S. Equity Flex Fund
as of April 30, 2008
PERFORMANCE REVIEW

November 1, 2007–April 30, 2008	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	-11.42%	-9.64%
Class C	-11.71	-9.64
Institutional	-11.20	-9.64

November 30, 2007–April 30, 2008

Class IR	-5.76%	-5.69%
Class R	-5.97	-5.69

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/08	One Year	Since Inception	Inception Date

Class A	-18.54%	-11.61%	9/29/06
Class C	-15.31	-8.94	9/29/06
Institutional	-13.52	-7.92	9/29/06
Class IR	N/A	-9.77	11/30/07
Class R	N/A	-9.98	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end except for Class IR and R Shares, which are cumulative total returns. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.88%	2.61%
Class C	2.63	3.36
Institutional	1.48	2.21
Class IR	1.63	2.36
Class R	2.13	2.86

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

FUND BASICS
TOP 10 OVERWEIGHTS AS OF 4/30/08[6]

Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Exxon Mobil Corp.	+8.3%	Energy
Pfizer, Inc.	+5.7	Health Care
Microsoft Corp.	+5.4	Information Technology
Texas Instruments, Inc.	+4.9	Information Technology
Northrop Grumman Corp.	+4.5	Industrials
Embarq Corp.	+4.1	Telecommunication Services
Bank of America Corp.	+3.5	Financials
Anadarko Petroleum Corp.	+3.1	Energy
Amgen, Inc.	+3.0	Health Care
GameStop Corp.	+3.0	Consumer Discretionary

[6]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 overweights may not be representative of the Fund’s future investments.
TOP 10 UNDERWEIGHTS AS OF 4/30/08[7]

	Portfolio Weighting
Company	Relative to Benchmark	Line of Business

Kohl’s Corp.	-4.5%	Consumer Discretionary
AMAG Pharmaceuticals, Inc.	-2.4	Health Care
Limited Brands, Inc.	-1.9	Consumer Discretionary
SLM Corp.	-1.6	Financials
Tenet Healthcare Corp.	-1.5	Health Care
Aircastle Ltd	-1.4	Industrials
Akamai Technologies, Inc.	-1.2	Information Technology
MedCath Corp.	-1.1	Health Care
inVentiv Health Inc.	-1.1	Health Care
General Motors Corp.	-1.1	Consumer Discretionary

[7]	If a stock holding comprises a larger proportion of the Fund’s portfolio when compared to its proportionate position in the benchmark, it is considered an overweight. Conversely, when a stock holding comprises a smaller proportion of the Fund’s portfolio compared to its proportionate position in the benchmark, the stock is considered an underweight. The top 10 underweights may not be representative of the Fund’s future investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments
April 30, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 93.9%

Australia – 8.4%
8,113	AGL Energy Ltd. (Multi-Utilities)	$95,427
15,939	Amcor Ltd. (Containers & Packaging)	101,338
92,869	Ansell Ltd. (Health Care Equipment & Supplies)	1,005,076
34,445	ASX Ltd. (Diversified Financial Services)	1,167,101
62,346	BHP Billiton Ltd.(a) (Metals & Mining)	2,513,270
241,112	BlueScope Steel Ltd. (Metals & Mining)	2,515,144
354,670	Centennial Coal Co. Ltd.(b) (Oil, Gas & Consumable Fuels)	1,520,249
21,085	Commonwealth Bank of Australia (Commercial Banks)	888,818
715,820	Commonwealth Property Office Fund (REIT)	946,169
29,456	Computershare Ltd. (IT Services)	247,424
201,879	Harvey Norman Holdings Ltd. (Multiline Retail)	684,365
7,055	Incitec Pivot Ltd.(a) (Chemicals)	1,073,185
3,912	Leighton Holdings Ltd. (Construction & Engineering)	173,026
3,640	Macquarie Infrastructure Group (Transportation Infrastructure)	9,707
471,096	Macquarie Office Trust (REIT)	454,520
28,312	National Australia Bank Ltd. (Commercial Banks)	801,599
625,431	Qantas Airways Ltd. (Airlines)	1,998,773
85,652	QBE Insurance Group Ltd.(a) (Insurance)	2,051,775
36,217	Seven Network Ltd. (Media)	316,731
23,030	Stockland (REIT)	156,860
7,760	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	83,281
13,646	Westpac Banking Corp. (Commercial Banks)	314,288
6,756	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	355,806
62,713	Woolworths Ltd.(a) (Food & Staples Retailing)	1,693,335

		21,167,267

Austria – 0.7%
7,756	EVN AG (Electric Utilities)	254,461
21,487	OMV AG(a) (Oil, Gas & Consumable Fuels)	1,613,892

		1,868,353

Belgium – 1.6%
1	Banque Nationale de Belgique (Diversified Financial Services)	4,658
8,204	Bekaert NV (Electrical Equipment)	1,233,461
5	Cofinimmo (REIT)	1,072
9,230	KBC GROEP NV (Commercial Banks)	1,242,402
33,584	Tessenderlo Chemie NV(a) (Chemicals)	1,575,166

		4,056,759

Denmark – 1.7%
2,250	Danisco A/S (Food Products)	151,230
17,225	East Asiatic Co. Ltd. A/S (A/S Det Ostasiatiske Kompagni)(a) (Food Products)	1,522,444
50,500	H. Lundbeck A/S(b) (Pharmaceuticals)	1,244,536
12,150	Vestas Wind Systems A/S* (Electrical Equipment)	1,317,340

		4,235,550

Finland – 1.9%
338	Amer Sports Oyj (Leisure Equipment & Products)	5,882
90,908	Nokia Oyj(c) (Communications Equipment)	2,733,079
26,728	Outokumpu Oyj (Metals & Mining)	1,263,741
6,637	Outotec Oyj (Construction & Engineering)	413,437
16,226	TietoEnator Oyj(a) (IT Services)	422,938

		4,839,077

France – 12.2%
34,937	Arkema* (Chemicals)	2,007,441
22,474	BNP Paribas(a) (Commercial Banks)	2,395,835
6,957	Bongrain SA (Food Products)	681,465
10,762	Christian Dior SA (Textiles, Apparel & Luxury Goods)	1,229,440
2,316	EDF Energies Nouvelles SA(b) (Independent Power Producers & Energy Traders)	155,525
19	Faiveley SA (Electronic Equipment & Instruments)	1,318
80,594	France Telecom SA (Diversified Telecommunication Services)	2,521,860
23,852	Gaz de France (Gas Utilities)	1,564,339
431	Lafarge SA (Construction Materials)	77,282
1,820	Laurent-Perrier (Beverages)	263,485
916	Pierre & Vacances (Hotels, Restaurants & Leisure)	100,538
78	Rubis (Gas Utilities)	6,942
72,879	Sanofi-Aventis(a) (Pharmaceuticals)	5,617,594
93,645	Total SA(a) (Oil, Gas & Consumable Fuels)	7,844,273
81	Unibail-Rodamco (REIT)	20,803
160,838	Vivendi SA(a) (Media)	6,484,579

		30,972,719

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
April 30, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Germany – 9.0%
31,035	BASF AG(a) (Chemicals)	$4,412,186
31,539	Bechtle AG(a) (IT Services)	1,028,719
46,984	Daimler AG (Automobiles)	3,653,314
11,072	Deutsche Beteiligungs AG(a) (Capital Markets)	275,007
32,140	Deutsche Boerse AG (Diversified Financial Services)	4,674,028
28,815	Deutsche Lufthansa AG(a) (Airlines)	754,937
3,303	Gildemeister AG (Machinery)	96,475
1,643	KWS Saat AG (Food Products)	354,438
3,390	Linde AG (Chemicals)	494,140
32,904	Muenchener Rueckversicherungs-Gesellschaft AG(a) (Insurance)	6,339,238
1,526	Solarworld AG (Electrical Equipment)	81,049
1,881	Volkswagen AG (Automobiles)	553,855

		22,717,386

Greece – 0.8%
35	Babis Vovos International Construction SA* (Real Estate Management & Development)	1,064
6,985	EYDAP Athens Water Supply and Sewage Company SA (Water Utilities)	116,946
12,837	Gr. Sarantis SA (Personal Products)	219,176
36,591	Hellenic Petroleum SA (Oil, Gas & Consumable Fuels)	552,919
8,686	Iaso SA (Health Care Providers & Services)	128,185
1,743	National Bank of Greece SA (Commercial Banks)	95,873
19,365	Public Power Corp. SA (Electric Utilities)	815,057

		1,929,220

Hong Kong – 1.8%
170,000	BOC Hong Kong (Holdings) Ltd. (Commercial Banks)	440,893
109,000	Chinese Estates Holdings Ltd. (Real Estate Management & Development)	171,470
37,800	Esprit Holdings Ltd. (Specialty Retail)	465,974
63,000	Hang Lung Group Ltd. (Real Estate Management & Development)	339,042
7,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	28,463
12,800	Hang Seng Bank Ltd. (Commercial Banks)	255,722
41,000	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	119,828
57,500	Hong Kong Electric Holdings Ltd. (Electric Utilities)	361,544
11,500	Hong Kong Exchanges & Clearing Ltd. (Diversified Financial Services)	235,297
43,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	420,211
3,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	8,703
50,500	Kingboard Chemical Holdings Ltd. (Electronic Equipment & Instruments)	237,981
44,000	New World Development Co. Ltd. (Real Estate Management & Development)	113,709
44,500	Orient Overseas International Ltd. (Marine)	247,519
93,000	Pacific Basin Shipping Ltd. (Marine)	170,206
4,000	Parkson Retail Group Ltd. (Multiline Retail)	37,801
6,000	Shangri-La Asia Ltd. (Hotels, Restaurants & Leisure)	16,568
5,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	87,383
1,500	Swire Pacific Ltd. (Real Estate Management & Development)	17,545
3,600	Tencent Holdings Ltd. (Internet Software & Services)	23,809
40,992	The Link (REIT)	99,187
73,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	368,708
110,000	Tingyi (Cayman Islands) Holding Corp. (Food Products)	146,283
30,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	93,822

		4,507,668

Ireland – 0.7%
66	Anglo Irish Bank Corp. PLC (Commercial Banks)	897
52,937	Paddy Power PLC(a) (Hotels, Restaurants & Leisure)	1,858,151

		1,859,048

Italy – 2.3%
1,958	Banco di Desio e della Brianza SpA (Commercial Banks)	20,602
47,927	Cremonini SpA (Food Products)	222,571
27,463	Finmeccanica SpA(a) (Aerospace & Defense)	952,578
1,254	Fondiaria-Sai SpA (Insurance)	50,234

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value
Common Stocks – (continued)

Italy – (continued)
4,184	I.M.A. Industria Macchine Automatiche SpA (Machinery)	$88,201
178,165	Intesa Sanpaolo (Commercial Banks)	1,324,458
43,918	Marr SpA (Food & Staples Retailing)	462,692
463,118	Parmalat SpA (Food Products)	1,576,537
496,889	Pirelli & C. SpA* (Industrial Conglomerates)	404,594
45,793	Snam Rete Gas SpA (Gas Utilities)	289,420
194,963	Telecom Italia SpA (Diversified Telecommunication Services)	407,735

		5,799,622

Japan – 26.6%
44,700	Aloka Co. Ltd. (Health Care Equipment & Supplies)	565,739
123,000	AMADA Co. Ltd. (Machinery)	1,030,235
73,100	Aoyama Trading Co. Ltd. (Specialty Retail)	1,659,333
10,000	Arcs Co. Ltd. (Food & Staples Retailing)	140,934
372,000	Asahi Kasei Corp. (Chemicals)	2,114,400
10,900	Asatsu-DK, Inc. (Media)	330,368
70,100	Astellas Pharma, Inc. (Pharmaceuticals)	2,885,625
2,200	Autobacs Seven Co. Ltd. (Specialty Retail)	57,488
3,400	BML, Inc. (Health Care Providers & Services)	58,269
28,100	Brother Industries Ltd. (Office Electronics)	366,476
16,200	CAC Corp. (IT Services)	170,915
15,800	Canon Finetech, Inc. (Office Electronics)	225,632
20,000	Canon Marketing Japan, Inc. (Distributors)	388,513
78	Central Japan Railway Co. (Road & Rail)	765,683
57,100	Coca-Cola West Holdings Co. Ltd. (Beverages)	1,292,695
28,000	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	430,971
19,200	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	529,040
1,000	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals)	7,672
38,900	Daiwasystem Co. Ltd.(a) (Real Estate Management & Development)	460,056
30,400	Duskin Co. Ltd. (Specialty Retail)	516,873
80,500	Fuyo General Lease Co. Ltd.(a) (Diversified Financial Services)	2,491,435
32,800	Glory Ltd. (Machinery)	738,784
27,300	Hitachi Transport System Ltd. (Road & Rail)	326,814
104,300	Honda Motor Co. Ltd.(a) (Automobiles)	3,328,880
71	IT Holdings Corp.* (IT Services)	1,468
13,700	Itochu-Shokuhin Co. Ltd. (Food & Staples Retailing)	404,400
23	Japan Real Estate Investment Corp. (REIT)	272,644
25,000	JFE Shoji Holdings, Inc. (Trading Companies & Distributors)	194,247
1,409	K.K. DaVinci Advisors* (Real Estate Management & Development)	1,351,984
6,600	Kanematsu Electronics Ltd. (Electronic Equipment & Instruments)	50,341
4,500	Kato Sangyo Co. Ltd. (Distributors)	48,720
66,000	Komori Corp.(a) (Machinery)	1,306,195
2,000	Konica Minolta Holdings, Inc. (Office Electronics)	30,139
3,100	Kyushu Electric Power Co., Inc. (Electric Utilities)	70,562
68,800	Leopalace21 Corp.(a) (Real Estate Management & Development)	1,217,098
42,000	Marubeni Corp. (Trading Companies & Distributors)	334,282
92,000	Matsushita Electric Industrial Co. Ltd. (Household Durables)	2,147,343
24,400	Mikuni Coca-Cola Bottling Co. Ltd.(b) (Beverages)	254,246
39,000	Millea Holdings, Inc. (Insurance)	1,652,950
95,000	Mitsui O.S.K. Lines Ltd. (Marine)	1,311,658
3,900	NEC Electronics Corp.* (Semiconductors & Semiconductor Equipment)	79,445
9,500	NEC Fielding Ltd. (IT Services)	114,349
5,400	Nintendo Co. Ltd. (Software)	2,984,972
293,000	Nippon Express Co. Ltd. (Road & Rail)	1,622,886
337,000	Nippon Oil Corp. (Oil, Gas & Consumable Fuels)	2,322,478
491,000	Nippon Sheet Glass Co. Ltd. (Building Products)	2,261,996
510	Nippon Telephone & Telegraph Corp. (Diversified Telecommunication Services)	2,196,434
109,000	Nippon Yusen Kabushiki Kaisha (Marine)	1,062,550
226,800	Nissan Motor Co. Ltd. (Automobiles)	2,022,488
55,000	Nissan Shatai Co. Ltd. (Auto Components)	409,521

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
April 30, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
596,000	Nisshin Steel Co. Ltd. (Metals & Mining)	$2,210,564
30,100	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	612,535
104	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	152,756
453,000	Osaka Gas Co. Ltd. (Gas Utilities)	1,616,585
14,300	Q.P. Corp. (Food Products)	143,823
158,000	Ricoh Co. Ltd. (Office Electronics)	2,735,116
3,200	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	224,616
4,100	Ryosan Co. Ltd. (Electronic Equipment & Instruments)	91,639
6,900	Sanshin Electronics Co. Ltd. (Electronic Equipment & Instruments)	70,427
2,200	Shikoku Electric Power Co., Inc. (Electric Utilities)	62,554
5,000	Shiseido Co. Ltd. (Personal Products)	120,403
608,900	Sojitz Corp.(a) (Trading Companies & Distributors)	2,345,465
17,000	Sompo Japan Insurance, Inc. (Insurance)	189,412
21,600	Sony Corp.(a) (Household Durables)	995,858
3,900	Sumitomo Corp. (Trading Companies & Distributors)	52,507
33,600	Sumitomo Electric Industries Ltd.(a) (Electrical Equipment)	433,632
281	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	2,418,118
41,800	Takeda Pharmaceutical Co. Ltd.(a) (Pharmaceuticals)	2,210,008
73,000	Takihyo Co. Ltd. (Distributors)	231,660
13,000	TDK Corp. (Electronic Equipment & Instruments)	888,320
96,000	The Bank of Yokohama Ltd. (Commercial Banks)	704,947
1,400	The Kansai Electric Power Co., Inc. (Electric Utilities)	33,439
3,700	The Okinawa Electric Power Co., Inc. (Electric Utilities)	161,591
8,800	TKC Corp. (IT Services)	175,550
6,600	Tokyu Community Corp. (Real Estate Management & Development)	144,240
1,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	11,165
21,100	Toyota Motor Corp.(a) (Automobiles)	1,075,294
3,900	Toyota Tsusho Corp. (Trading Companies & Distributors)	83,814
73,700	Urban Corp. (Real Estate Management & Development)	406,540
4,400	Warabeya Nichiyo Co. Ltd. (Food Products)	59,293
4,700	Zuken, Inc. (IT Services)	43,907

		67,314,004

Netherlands – 3.7%
3,023	Corio NV (REIT)	280,981
16,089	Heineken Holding NV (Beverages)	822,466
148,133	Koninklijke (Royal) Philips Electronics NV(a) (Industrial Conglomerates)	5,568,045
5,595	Nieuwe Steen Investments NV (REIT)	161,889
173,907	Oce NV(a)(b) (Office Electronics)	2,609,090

		9,442,471

New Zealand – 0.1%
46,437	Contact Energy Ltd. (Electric Utilities)	352,007

Norway – 5.0%
4,800	Blom ASA* (IT Services)	49,212
529,000	Deep Sea Supply PLC*(b) (Energy Equipment & Services)	2,285,285
210,400	Den Norske Bank(c) (Commercial Banks)	3,123,441
7,100	Frontline Ltd. (Oil, Gas & Consumable Fuels)	390,023
88,600	Golden Ocean Group Ltd.(b) (Marine)	553,033
2,400	Hafslund ASA* (Electric Utilities)	53,714
20,500	Hafslund ASA Class B*(b) (Electric Utilities)	449,741
352,860	Norsk Hydro ASA(a)(b) (Metals & Mining)	5,188,185
38,700	TGS Nopec Geophysical Co. ASA* (Energy Equipment & Services)	620,372

		12,713,006

Portugal – 0.2%
3,729	Banco Espirito Santo SA(a) (Commercial Banks)	70,816
83,596	Redes Energeticas Nacionais SA* (Multi-Utilities)	445,760

		516,576

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

Shares	Description	Value
Common Stocks – (continued)

Singapore – 1.1%
66,000	Ascendas Real Estate Investment Trust (REIT)	$125,994
8,000	Capitaland Ltd. (Real Estate Management & Development)	40,320
32,000	DBS Group Holdings Ltd. (Commercial Banks)	468,190
15,279	Jardine Cycle & Carriage Ltd. (Distributors)	187,542
37,000	Keppel Corp. Ltd. (Industrial Conglomerates)	283,240
50,000	Neptune Orient Lines Ltd. (Marine)	118,549
73,000	Oversea-Chinese Banking Corp. Ltd. (Commercial Banks)	477,505
6,000	Parkway Holdings Ltd. (Health Care Providers & Services)	15,584
19,340	Singapore Airlines Ltd. (Airlines)	227,807
3,000	Singapore Exchange Ltd. (Diversified Financial Services)	19,037
11,000	Singapore Petroleum Co. Ltd. (Oil, Gas & Consumable Fuels)	58,729
158,000	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	451,213
2,000	Wilmar International Ltd. (Food Products)	6,815
205,000	Wing Tai Holdings Ltd. (Real Estate Management & Development)	302,668

		2,783,193

Spain – 4.2%
72,727	Banco Santander SA (Commercial Banks)	1,572,801
29	Construcciones y Auxiliar de Ferrocarriles SA (Machinery)	12,675
37,291	Gamesa Corp. Tecnologica SA (Electrical Equipment)	1,800,632
579,397	Iberia Lineas Aereas de Espana SA (Airlines)	2,275,323
88,486	Mapfre SA (Insurance)	448,841
103,578	Repsol YPF S.A.(a) (Oil, Gas & Consumable Fuels)	4,184,660
15,301	Viscofan SA (Food Products)	367,031

		10,661,963

Sweden – 4.3%
97,700	Boliden AB (Metals & Mining)	1,057,183
30,000	Castellum AB (Real Estate Management & Development)	334,971
1,500	Fabege AB (Real Estate Management & Development)	13,971
5,900	Hufvudstaden AB (Real Estate Management & Development)	58,031
13,100	Kungsleden AB(b) (Real Estate Management & Development)	130,261
10,600	Lennart Wallenstam Byggnads AB(b) (Real Estate Management & Development)	205,719
4,200	Lundin Petroleum AB* (Oil, Gas & Consumable Fuels)	58,366
37,250	Millicom International Cellular SA*(a) (Wireless Telecommunication Services)	3,939,985
21,300	NCC AB Class B (Construction & Engineering)	406,588
9,500	Oriflame Cosmetics SA (Personal Products)	723,690
30,600	Scania AB Class B (Machinery)	625,218
41,800	Skanska AB Class B(b) (Construction & Engineering)	687,232
50,400	Svenska Handelsbanken AB(a) (Commercial Banks)	1,387,103
11,400	Swedish Match AB(b) (Tobacco)	248,394
24,050	Volvo AB (Machinery)	358,768
26,800	Wihlborgs Fastigheter AB(b) (Real Estate Management & Development)	585,811

		10,821,291

Switzerland – 7.0%
71,016	Actelion Ltd.*(b) (Biotechnology)	3,565,324
5,392	Bachem Holding AG (Life Sciences Tools & Services)	492,427
4,920	Bobst Group AG (Machinery)	406,589
1,598	Burckhardt Compression Holding AG (Machinery)	512,493
7,518	Compagnie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	451,958
21,217	Credit Suisse Group(a) (Capital Markets)	1,181,509
1,665	Daetwyler Holding AG* (Industrial Conglomerates)	119,544
1,210	Dufry Group (Specialty Retail)	131,843
6,200	Huber & Suhner AG (Electrical Equipment)	299,486
32,552	Novartis AG (Pharmaceuticals)	1,640,790
289	Phoenix Mecano AG (Electronic Equipment & Instruments)	149,346
36,375	PSP Swiss Property AG*(a) (Real Estate Management & Development)	2,252,094
20,983	Zurich Financial Services AG(a) (Insurance)	6,359,604

		17,563,007

United Kingdom – 0.6%
131,185	BP PLC(c) (Oil, Gas & Consumable Fuels)	1,589,657

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
April 30, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
540	Greencore Group PLC (Food Products)	$3,168

		1,592,825

TOTAL COMMON STOCKS
(Cost $240,899,408)		$237,713,012

Preferred Stocks – 1.3%

Germany – 1.3%
14,546	Draegerwerk AG(a) (Health Care Equipment & Supplies)	$980,050
18,409	Fresenius SE (Health Care Equipment & Supplies)	1,520,336
5,190	Jungheinrich AG (Machinery)	175,993
3,053	Volkswagen AG (Automobiles)	501,853

		3,178,232

TOTAL PREFERRED STOCKS
(Cost $3,494,029)		$3,178,232

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $244,393,437)		$240,891,244

	Interest
Shares	Rate	Value
Securities Lending Collateral(d) – 4.4%

Boston Global Investment Trust – Enhanced Portfolio
11,075,320	2.642%	$11,075,320
(Cost $11,075,320)

TOTAL INVESTMENTS - 99.6%
(Cost $255,468,757)		$251,966,564

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		1,103,087

NET ASSETS – 100.0%		$253,069,651

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral for short positions within the total return swap.

(b)	All or a portion of security is on loan.

(c)	All or a portion of security is segregated for initial margin requirement on futures transaction.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2008.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	As a % of
	Net Assets

	As of	As of
	4/30/08	10/31/07
Investments Industry Classifications†

Aerospace & Defense	0.4%	0.7%
Airlines	2.1	3.4
Auto Components	0.2	0.6
Automobiles	4.4	3.6
Banks	7.1	6.2
Beverages	1.0	0.5
Biotechnology	1.4	1.0
Building Products	0.9	2.1
Capital Markets	0.6	3.8
Chemicals	4.6	4.3
Commercial Services & Supplies	0.2	2.0
Communications Equipment	1.1	2.1
Computers & Peripherals	0.0	0.2
Construction & Engineering	0.7	0.4
Construction Materials	0.0	0.1
Distributors	0.3	0.5
Diversified Financials	3.4	1.9
Diversified Telecommunications Services	2.2	3.7
Electric Utilities	1.0	2.0
Electrical Equipment	2.0	2.0
Electronic Equipment & Instruments	0.6	1.7
Energy Equipment & Services	1.1	0.5
Food & Staples Retailing	1.1	0.8
Food Products	2.1	3.0
Gas Utilities	1.4	1.1
Healthcare Equipment & Supplies	1.6	1.0
Healthcare Providers & Services	0.1	0.1
Healthcare Technology	0.0	0.1
Hotels, Restaurants & Leisure	0.8	1.1
Household Durables	1.2	3.6
Independent Power Producers & Energy Traders	0.1	0.0
Industrial Conglomerates	2.7	0.8
Insurance	6.8	5.7
IT Consulting Services	0.9	1.3
Leisure Equipment & Products	0.0	1.1
Life Sciences Tools & Services	0.2	0.1
Machinery	2.1	3.1
Marine	1.4	0.6
Media	2.8	3.4
Metals & Mining	5.8	4.9
Multiline Retail	0.3	0.6
Multi-Utilities	0.2	0.0
Office Electronics	2.4	1.2
Oil, Gas & Consumable Fuels	8.1	8.2
Personal Products	0.4	0.0
Pharmaceuticals	5.6	5.2
Real Estate Management & Development	3.7	2.9
REIT	1.0	0.8
Road & Rail	1.1	0.5
Semiconductors Equipment & Products	0.1	1.1
Short-term Investments#	4.4	4.1
Software	1.2	0.3
Specialty Retail	1.1	0.3
Textiles & Apparel	0.7	0.3
Tobacco	0.1	0.2
Trading Companies and Distributors	1.2	0.3
Transportation Infrastructure	0.0	0.1
Wireless Telecommunication Services	1.6	0.0

TOTAL INVESTMENTS	99.6%	101.2%

The percentage shown for each industry category does not reflect the value of the total return swap contract.

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include securities lending collateral.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments
April 30, 2008 (Unaudited)

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)

Total Return Swap Long Positions

Bermuda – 3.1%
Aquarius Platinum Ltd. (Metals & Mining)	$718,987	$714,037	$(4,950)
Hiscox Ltd. (Insurance)	1,754,485	1,745,872	(8,613)

		2,459,909	(13,563)

France – 0.9%
Total SA (Oil, Gas & Consumable Fuels)	735,186	733,037	(2,149)

Germany – 6.3%
E.ON AG (Electric Utilities)	5,080,971	5,062,618	(18,353)

Hong Kong – 1.1%
Swire Pacific Ltd. (Real Estate Management & Development)	888,772	888,953	181

Italy – 5.1%
Intesa Sanpaolo (Commercial Banks)	4,085,701	4,060,565	(25,136)

Netherlands – 0.5%
Koninklijke DSM NV (Chemicals)	364,015	362,238	(1,777)

Sweden – 0.3%
Securitas Direct AB (Diversified Consumer Services)	241,294	242,685	1,391

United Kingdom – 82.7%
Amlin PLC (Insurance)	515,686	512,924	(2,762)
BAE Systems PLC (Aerospace & Defense)	3,245,916	3,230,392	(15,524)
BG Group PLC (Oil, Gas & Consumable Fuels)	3,995,886	3,991,845	(4,041)
BP PLC (Oil, Gas & Consumable Fuels)	3,779,925	3,777,454	(2,471)
Brit Insurance Holdings PLC (Insurance)	436,418	433,024	(3,394)
British Energy Group PLC (Electric Utilities)	2,952,132	2,921,331	(30,801)
Carnival PLC (Hotels, Restaurants & Leisure)	1,102,497	1,094,894	(7,603)
Compass Group PLC (Hotels, Restaurants & Leisure)	1,609,981	1,603,771	(6,210)
Computacenter PLC (IT Services)	392,394	390,609	(1,785)
Dairy Crest Group PLC (Food Products)	787,145	784,294	(2,851)
De La Rue PLC (Commercials, Services & Supplies)	2,591,520	2,578,488	(13,032)
Home Retail Group PLC (Internet & Catalog Retail)	2,735,135	2,720,210	(14,925)
HSBC Holdings PLC (Commercial Banks)	6,598,470	6,564,334	(34,136)
Kazakhmys PLC (Metals & Mining)	2,578,175	2,560,019	(18,156)
Laird Group PLC (Electronic Equipment & Instruments)	260,350	259,024	(1,326)
Legal & General Group PLC (Insurance)	2,277,366	2,267,484	(9,882)
Lloyds TSB Group PLC (Commercial Banks)	1,779,212	1,767,771	(11,441)
Mondi PLC (Paper & Forest Products)	2,396,009	2,383,132	(12,877)
Old Mutual PLC (Insurance)	2,919,090	2,896,437	(22,653)
Petrofac Ltd. (Energy Equipment & Services)	1,327,532	1,321,087	(6,445)
Robert Wiseman Dairies PLC (Food Products)	138,260	138,382	122
Royal Bank of Scotland Group PLC (Commercial Banks)	1,051,831	1,039,792	(12,039)
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	1,270,146	1,268,440	(1,706)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)
Total Return Swap Long Positions – (continued)

United Kingdom – (continued)
Royal Dutch Shell PLC Series B (Oil, Gas & Consumable Fuels)	$634,061	$631,800	$(2,261)
Schroders PLC (Capital Markets)	42,902	42,678	(224)
Shire PLC (Pharmaceuticals)	1,446,457	1,429,736	(16,721)
SSL International PLC (Health Care Equipment & Supplies)	1,172,621	1,169,596	(3,025)
Stagecoach Group PLC (Road & Rail)	49,557	49,250	(307)
Tesco PLC (Food & Staples Retailing)	2,127,684	2,116,643	(11,041)
Thomas Cook Group PLC (Hotels, Restaurants & Leisure)	2,318,935	2,309,987	(8,948)
Thomson Reuters PLC (Media)	711,479	711,307	(172)
Vedanta Resources PLC (Metals & Mining)	2,060,937	2,039,526	(21,411)
Vodafone Group PLC (Wireless Telecommunication Services)	5,191,502	5,164,496	(27,006)
William Morrison Supermarkets PLC (Food & Staples Retailing)	2,667,918	2,655,624	(12,294)
WPP Group PLC (Media)	94,807	94,141	(666)
WS Atkins PLC (Commercial Services & Supplies)	891,431	886,202	(5,229)

		65,806,124	(345,243)

TOTAL LONG
POSITIONS OF
TOTAL RETURN
SWAP	$80,020,778	$79,616,129	$(404,649)

Total Return Swap Short Positions

Australia – 5.5%
Aristrocat Leisure Ltd. (Hotels, Restaurants & Leisure)	$(378,272)	$(381,057)	$(2,785)
Billabong International Ltd. (Textiles, Apparel & Luxury Goods)	(83,771)	(84,174)	(403)
Centro Retail Group (REIT)	(337,565)	(342,944)	(5,379)
Challenger Financial Services Group Ltd. (Diversified Financial Services)	(352,418)	(356,636)	(4,218)
Cochlear Ltd. (Health Care Equipment & Supplies)	(176,331)	(178,248)	(1,917)
JB Hi-Fi Ltd. (Specialty Retail)	(322,722)	(324,803)	(2,081)
Lihir Gold Ltd. (Metals & Mining)	(351,249)	(362,935)	(11,686)
Paladin Resources Ltd. (Oil, Gas & Consumable Fuels)	(536,138)	(541,900)	(5,762)
Transurban Group (Transportation Infrastructure)	(1,176,104)	(1,183,097)	(6,993)
United Group Ltd. (Construction & Engineering)	(612,680)	(619,570)	(6,890)
West Australian Newspapers Holdings Ltd. (Media)	(57,645)	(58,021)	(376)

		(4,433,385)	(48,490)

Austria – 1.7%
C.A.T. oil AG (Energy Equipment & Services)	(743,157)	(741,696)	1,461
RHI AG (Construction Materials)	(624,278)	(623,733)	545

		(1,365,429)	2,006

Belgium – 0.5%
Agfa Gevaert NV (Health Care Technology)	(249,889)	(248,166)	1,723
Exmar NV (Oil, Gas & Consumable Fuels)	(78,186)	(78,083)	103

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
April 30, 2008 (Unaudited)

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)
Total Return Swap Short Positions – (continued)

Belgium – (continued)
Groupe Bruxelles Lambert SA (Diversified Financial Services)	$(46,146)	$(45,934)	$212
Icos Vision Systems NV (Semiconductors & Semiconductor Equipment)	(59,307)	(59,310)	(3)

		(431,493)	2,035

Bermuda – 3.4%
Benfield Group Ltd. (Insurance)	(2,724,798)	(2,709,924)	14,874

Denmark – 1.9%
Alk-Abello A/S (Pharmaceuticals)	(643,993)	(642,120)	1,873
NKT Holding A/S (Machinery)	(846,375)	(840,768)	5,607
Solar Holdings A/S Class B (Trading Companies & Distributors)	(64,527)	(64,391)	136
Thrane & Thrane A/S (Communications Equipment)	(1,383)	(1,377)	6

		(1,548,656)	7,622

Finland – 1.1%
Stockmann Oyj Abp (Multiline Retail)	(550,875)	(550,705)	170
Uponor Oyj (Building Projects)	(358,363)	(357,771)	592

		(908,476)	762

France – 6.8%
Alcatel-Lucent (Communications Equipment)	(586,816)	(582,394)	4,422
April Group (Insurance)	(470,388)	(468,240)	2,148
Euler Hermes SA (Insurance)	(202,336)	(201,672)	664
Geodis SA (Air Freight & Logistics)	(206,825)	(207,167)	(342)
Klepierre (REIT)	(731)	(726)	5
Remy Cointreau SA (Beverages)	(305,739)	(302,926)	2,813
Rhodia SA (Chemicals)	(1,256,637)	(1,241,239)	15,398
SA des Ciments Vicat (Construction Materials)	(612,463)	(611,946)	517
Seche Environnement (Commercial Services & Supplies)	(253,311)	(253,204)	107
Wendel (Industrial Conglomerates)	(286,159)	(284,807)	1,352
Zodiac SA (Aerospace & Defense)	(1,288,016)	(1,282,388)	5,628

		(5,436,709)	32,712

Germany – 11.5%
Continental AG (Auto Components)	(1,464,005)	(1,455,351)	8,654
Demag Cranes AG (Machinery)	(4,708)	(4,664)	44
Deutsche Wohnen AG (Real Estate Management & Development	(432,445)	(433,174)	(729)
DIC Asset AG (Real Estate Management & Development)	(2,013,114)	(2,013,872)	(758)
Grenkeleasing AG (Diversified Financial Services)	(382,031)	(382,368)	(337)
Hypo Real Estate Holding AG (Commercial Banks)	(61,803)	(60,968)	835
Merck KGaA (Pharmaceuticals)	(3,889,024)	(3,876,700)	12,324
MPC Muenchmeyer Petersen Capital AG (Capital Markets)	(498,007)	(496,302)	1,705
Premiere AG (Media)	(458,436)	(453,787)	4,649

		(9,177,186)	26,387

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)
Total Return Swap Short Positions – (continued)

Italy – 1.3%
Amplifon SpA (Health Care Providers & Services)	$(7,970)	$(7,910)	$60
Digital Multimedia Technologies SpA (Communications Equipment)	(807,608)	(802,796)	4,812
Tod’s SpA (Textile, Apparel & Luxury Goods)	(218,821)	(217,515)	1,306

		(1,028,221)	6,178

Japan – 21.9%
A&D Co. Ltd. (Electronic Equipment & Instruments)	(342,085)	(340,968)	1,117
Advantest Corp. (Semiconductors & Semiconductor Equipment)	(499,241)	(501,527)	(2,286)
Aeon Mall Co. Ltd. (Real Estate Management & Development)	(90,555)	(91,039)	(484)
Air Water, Inc. (Chemicals)	(90,709)	(90,922)	(213)
Chiyoda Corp. (Construction & Engineering)	(278,000)	(278,958)	(958)
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	(750,233)	(756,362)	(6,129)
Dowa Mining (Metals & Mining)	—	(8,726)	(8,726)
Fuji Seal International, Inc. (Containers & Packaging)	(144,148)	(144,962)	(814)
Hamamatsu Photonics KK (Electronic Equipment & Instruments)	(73,098)	(73,640)	(542)
Haseko Corp. (Household Durables)	(2,321,053)	(2,338,131)	(17,078)
Hirose Electric Co. Ltd. (Electronic Equipment & Instruments)	(236,741)	(237,478)	(737)
Hoya Corp. (Electronic Equipment & Instruments)	(855,034)	(862,413)	(7,379)
Isuzu Motors Ltd. (Automobiles)	(315,380)	(314,883)	497
Jafco Co. Ltd. (Capital Markets)	(596,657)	(599,113)	(2,456)
Japan Securities Finance Co. Ltd. (Diversified Financial Services)	(52,298)	(52,162)	136
Keihanshin Real Estate Co. Ltd. (Real Estate Management & Development)	(81,784)	(81,741)	43
Meitec Corp. (Commercial Services & Supplies)	(940,407)	(943,157)	(2,750)
MISUMI Group, Inc. (Trading Companies & Distributors)	(2,433,776)	(2,439,796)	(6,020)
Modec, Inc. (Energy Equipment & Services)	(748,424)	(751,550)	(3,126)
Nihon M&A Center, Inc. (Commercial Services & Supplies)	(143,495)	(143,284)	211
Nihon Parkerizing Co. Ltd. (Chemicals)	(318,216)	(318,228)	(12)
Nippon Light Metal Co. Ltd. (Metals & Mining)	(110,821)	(111,086)	(265)
Nishimatsuya Chain Co. Ltd. (Specialty Retail)	(225,518)	(225,914)	(396)
NTT Urban Development Corp. (Real Estate Management & Development)	(844,600)	(847,124)	(2,524)
Point, Inc. (Specialty Retail)	(91,090)	(91,445)	(355)
Rakuten, Inc. (Internet & Catalog Retail)	(1,105,400)	(1,105,666)	(266)
Shionogi & Co. Ltd. (Pharmaceuticals)	(805,459)	(811,163)	(5,704)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
April 30, 2008 (Unaudited)

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)
Total Return Swap Short Positions – (continued)

Japan – (continued)
Sugi Pharmacy Co. Ltd. (Food & Staples Retailing)	$(76,484)	$(76,732)	$(248)
Sysmex Corp. (Health Care Equipment & Supplies)	(2,300,326)	(2,311,753)	(11,427)
Tokuyama Corp. (Chemicals)	(99,346)	(99,862)	(516)
TonenGeneral Sekiyu KK (Oil, Gas & Consumable Fuels)	(34,474)	(34,559)	(85)
Towa Pharmaceutical Co. Ltd. (Pharmaceuticals)	(430,861)	(430,671)	190

		(17,515,015)	(79,302)

Netherlands – 5.7%
James Hardie Industries NV (Construction Materials)	(1,088,757)	(1,092,666)	(3,909)
Reed Elsevier NV (Media)	(2,753,583)	(2,724,525)	29,058
SBM Offshore NV (Energy Equipment & Services)	(747,716)	(745,048)	2,668

		(4,562,239)	27,817

Norway – 12.2%
Aker Yards AS (Machinery)	(762,497)	(759,788)	2,709
Awilco Offshore ASA (Energy Equipment & Services)	(454,073)	(452,935)	1,138
DNO International ASA (Oil, Gas & Consumable Fuels)	(1,827,870)	(1,811,309)	16,561
Electromagnetic GeoServices AS (Energy Equipment & Services)	(101,925)	(101,889)	36
Norske Skogindustrier ASA (Paper & Forest Products)	(1,115,596)	(1,104,869)	10,727
Ocan Rig ASA (Energy Equipment & Services)	(1,758,956)	(1,753,551)	5,405
Prosafe ASA (Energy Equipment & Services)	(2,303,241)	(2,290,997)	12,244
Storebrand ASA (Insurance)	(1,478,989)	(1,468,478)	10,511

		(9,743,816)	59,331

Sweden – 6.5%
Billerud (Paper & Forest Products)	(487,231)	(486,038)	1,193
D. Carnegie & Co. AB (Capital Markets)	(1,081,576)	(1,074,377)	7,199
Hemtex AB (Specialty Retail)	(665,891)	(661,898)	3,993
Lindab International AB (Building Products)	(273,185)	(272,224)	961
Munters AB (Machinery)	(615,906)	(612,106)	3,800
NeoNet AB (Capital Markets)	(97,207)	(96,915)	292
NIBE Industrier AB (Building Products)	(1,237,620)	(1,230,961)	6,659
Securitas Systems AB Class B (Commercial Services & Supplies)	(551,036)	(548,306)	2,730
SkiStar AB (Hotels Restaurants & Leisure)	(185,012)	(184,845)	167

		(5,167,670)	26,994

Switzerland – 1.7%
Jelmoli Holding AG (Multiline Retail)	(303,417)	(303,470)	(53)
Kaba Holding AG (Building Products)	(692,772)	(694,267)	(1,495)
Schmolz + Bickenbach AG (Metals & Mining)	(367,413)	(366,434)	979

		(1,364,171)	(569)

United Kingdom – 18.3%
Aberdeen Asset Management PLC (Capital Markets)	(694,335)	(690,069)	4,266
Aegis Group PLC (Media)	(1,164,295)	(1,157,427)	6,868

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

	Notional	Current	Unrealized
	Value	Value	Gain (Loss)
Total Return Swap Short Positions – (continued)

United Kingdom – (continued)
ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	$(349,954)	$(346,589)	$3,365
Bovis Homes Group PLC (Household Durables)	(262,063)	(260,486)	1,577
Burberry Group PLC (Textiles, Apparel & Luxury Goods)	(291,340)	(289,630)	1,710
easyJet PLC (Airlines)	(6,961)	(6,947)	14
Eurasian Natural Resources Corp. (Metals & Mining)	(76,969)	(77,114)	(145)
Experian Group Ltd. (Commercial Services & Supplies)	(2,434,046)	(2,421,302)	12,744
Forth Ports PLC (Transportation & Infrastructure)	(468,803)	(468,037)	766
Imperial Energy Corp. PLC (Oil, Gas & Consumable Fuels)	(701,803)	(699,898)	1,905
Inchcape PLC (Distributors)	(130,789)	(130,043)	746
Inmarsat PLC (Diversified Telecommunication Services)	(1,432,360)	(1,425,338)	7,022
Intercontinental Hotels Group PLC (Hotels, Restaurants & Leisure)	(396,751)	(395,101)	1,650
Invensys PLC (Machinery)	(961,430)	(955,635)	5,795
Ladbrokes PLC (Hotels, Restaurants & Leisure)	(567,931)	(564,462)	3,469
MFI Furniture Group PLC (Specialty Retail)	(1,403,518)	(1,399,196)	4,322
Misys PLC (Software)	(353,449)	(351,433)	2,016
Mitchells & Butlers PLC (Hotels, Restaurants & Leisure)	(36,133)	(36,051)	82
Rank Group PLC (Hotels, Restaurants & Leisure)	(1,278,372)	(1,272,624)	5,748
Rentokil Initial PLC (Commercial Services & Supplies)	(509,618)	(508,424)	1,194
Smiths Group PLC (Industrial Conglomerates)	(122,665)	(122,256)	409
St. James’s Place PLC (Insurance)	(156,207)	(154,962)	1,245
Standard Life PLC (Insurance)	(545,207)	(541,710)	3,497
Yell Group PLC (Media)	(365,046)	(363,113)	1,933

		(14,637,847)	72,198

TOTAL SHORT POSITIONS OF TOTAL RETURN SWAP	$(80,180,792)	$(80,030,237)	$150,555

NET LONG AND SHORT POSITIONS OF TOTAL RETURN SWAP			$(254,094)

NET FINANCING COST			(660,732)
CORPORATE ACTIONS			655,562

NET SWAP CONTRACT			$(259,264)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the current swap value.

Morgan Stanley & Co. acts as the counterparty for the Fund’s swap contract. Termination date for this contract is August 6, 2009.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Schedule of Investments (continued)
April 30, 2008 (Unaudited)

Investments Industry Classifications† Total Return Swap Long Positions

Aerospace & Defense	4.0%
Capital Markets	0.1
Chemicals	0.4
Commercial Banks	16.9
Commercial Services & Supplies	4.3
Diversified Consumer Services	0.3
Electric Utilities	10.0
Electronic Equipment & Instruments	0.3
Energy Equipment & Services	1.6
Food & Staples Retailing	6.0
Food Products	1.2
Health Care Equipment & Supplies	1.5
Hotels, Restaurants & Leisure	6.3
Insurance	9.9
Internet & Catalog Retail	3.4
IT Services	0.5
Media	1.0
Metals & Mining	6.7
Oil, Gas & Consumable Fuels	13.1
Paper & Forest Products	3.0
Pharmaceuticals	1.8
Real Estate Management & Development	1.1
Road & Rail	0.1
Wireless Telecommunication Services	6.5

TOTAL INVESTMENTS	100.0%

The percentage shown for each industry category reflects the current value of investments in that industry as a percentage of the total current swap value.

†	Industry classifications greater than one-tenth of one percent are disclosed.

Investments Industry Classifications† Total Return Swap Short Positions

Aerospace & Defense	1.6%
Air Freight & Logistics	0.3
Auto Components	1.8
Automobiles	0.4
Beverages	0.4
Building Products	3.2
Capital Markets	3.7
Chemicals	2.2
Commercial Banks	0.1
Commercial Services & Supplies	6.0
Communications Equipment	1.7
Construction & Engineering	1.1
Construction Materials	2.9
Containers & Packaging	0.2
Distributors	0.2
Diversified Financial Services	1.1
Diversified Telecommunication Services	1.8
Electronic Equipment & Instruments	1.9
Energy Equipment & Services	8.5
Food & Staples Retailing	0.1
Health Care Equipment & Supplies	3.1
Health Care Technology	0.3
Hotels, Restaurants & Leisure	3.5
Household Durables	3.3
Industrial Conglomerates	0.5
Insurance	6.9
Internet & Catalog Retail	1.4
Machinery	4.0
Media	5.9
Metals & Mining	1.2
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	4.0
Paper & Forest Products	2.0
Pharmaceuticals	8.1
REIT	0.4
Real Estate Management & Development	4.3
Semiconductors & Semiconductor Equipment	1.1
Software	0.4
Speciality Retail	3.4
Textiles, Apparel & Luxury Goods	0.7
Trading Companies & Distributors	3.1
Transportation Infrastructure	2.1

TOTAL INVESTMENTS	100.0%

The percentage shown for each industry category reflects the current value of investments in that industry as a percentage of the total current swap value.

†	Industry classifications greater than one-tenth of one percent are disclosed.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At April 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

DJ Euro Stoxx 50 Index	87	June 2008	$5,109,177	$113,667
FTSE 100 Index	32	June 2008	3,879,254	28,915
Share Price 200 Index	9	June 2008	1,189,023	3,643
Topix Index	28	June 2008	3,643,218	102,331

TOTAL				$248,556

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Schedule of Investments
April 30, 2008 (Unaudited)

Shares	Description	Value
Common Stocks-Long – 130.2%

Aerospace & Defense – 5.5%
2,200	Lockheed Martin Corp.	$233,288
14,700	Northrop Grumman Corp.(a)	1,081,479

		1,314,767

Biotechnology – 5.8%
17,200	Amgen, Inc.*(a)	720,164
10,800	Biogen Idec, Inc.*	655,452

		1,375,616

Capital Markets – 3.3%
6,000	Ameriprise Financial, Inc.(a)	284,940
4,226	Federated Investors, Inc. Class B	141,487
4,000	Greenhill & Co., Inc.(b)	260,200
3,700	Janus Capital Group, Inc.(a)	103,822

		790,449

Chemicals – 4.6%
3,471	CF Industries Holdings, Inc.	464,073
8,000	International Flavors & Fragrances, Inc.	364,880
5,183	Koppers Holdings, Inc.	251,064
200	Monsanto Co.	22,804
100	Terra Industries, Inc.*	3,786

		1,106,607

Commercial Banks – 1.1%
2,200	BB&T Corp.	75,438
8,300	Regions Financial Corp.	181,936

		257,374

Communications Equipment – 2.5%
21,211	Juniper Networks, Inc.*(a)	585,848
1,200	Tellabs, Inc.*	6,192

		592,040

Computers & Peripherals – 2.6%
2,000	Apple, Inc.*	347,900
7,400	Dell, Inc.*	137,862
3,300	QLogic Corp.*	52,668
3,800	Teradata Corp.*	80,902

		619,332

Consumer Finance – 1.7%
8,411	American Express Co.	403,896

Diversified Consumer Services – 2.3%
10,807	Apollo Group, Inc.*(a)	550,076

Diversified Financial Services – 5.8%
22,116	Bank of America Corp.	830,235
11,600	JPMorgan Chase & Co.(a)	552,740

		1,382,975

Diversified Telecommunication Services – 6.0%
6,524	AT&T, Inc.	252,544
23,600	Embarq Corp.(a)	981,052
16,318	Windstream Corp.	191,573

		1,425,169

Electric Utilities – 0.6%
5,000	Duke Energy Corp.	91,550
900	PPL Corp.	43,218
100	Progress Energy, Inc.	4,199

		138,967

Electrical Equipment – 1.0%
476	A.O. Smith Corp.	14,727
3,465	EnerSys*	81,081
2,500	GrafTech International Ltd.*	49,125
1,600	Rockwell Automation, Inc.	86,768

		231,701

Electronic Equipment & Instruments – 1.2%
9,732	Agilent Technologies, Inc.*	294,004

Energy Equipment & Services – 1.0%
147	Halliburton Co.	6,749
3,300	National-Oilwell Varco, Inc.*	225,885

		232,634

Food & Staples Retailing – 5.4%
11,600	Nash Finch Co.	424,328
8,200	SUPERVALU, Inc.	271,420
19,087	The Kroger Co.(a)	520,121
4,500	Winn-Dixie Stores, Inc.*(b)	79,785

		1,295,654

Food Products – 3.5%
12,300	Chiquita Brands International, Inc.*(b)	279,825
31,800	Tyson Foods, Inc.(a)	566,040

		845,865

Gas Utilities – 1.6%
10,576	Nicor, Inc.	371,429

Health Care Providers & Services – 5.1%
2,100	AmerisourceBergen Corp.(a)	85,155
6,700	Express Scripts, Inc.*	469,134
13,642	Medco Health Solutions, Inc.*(a)	675,825

		1,230,114

Hotels, Restaurants & Leisure – 0.2%
300	Carnival Corp.	12,051
600	McDonald’s Corp.	35,748

		47,799

Industrial Conglomerates – 2.1%
10,700	Tyco International Ltd.(a)(c)	500,653

Insurance – 1.5%
6,509	AmTrust Financial Services, Inc.	101,215
4,320	MetLife, Inc.	262,872

		364,087

Internet & Catalog Retail – 1.5%
4,629	Amazon.com, Inc.*(b)	363,978

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

Shares	Description	Value
Common Stocks-Long – (continued)

Internet Software & Services – 2.2%
133	Google, Inc.*	$76,381
12,600	VeriSign, Inc.*	454,230

		530,611

IT Services – 0.3%
2,831	Western Union Co.	65,113

Life Sciences Tools & Services – 0.3%
1,100	Waters Corp.*	67,606

Machinery – 2.8%
15,246	Ingersoll-Rand Co. Ltd.	676,617

Media – 3.6%
15,300	CBS Corp. Class B(a)(c)	352,971
33,900	Time Warner, Inc.(a)	503,415

		856,386

Metals & Mining – 0.3%
400	Compass Minerals International, Inc.	25,200
866	Newmont Mining Corp.	38,286

		63,486

Multi-Utilities – 1.0%
5,900	DTE Energy Co.	237,829

Multiline Retail – 2.0%
4,925	Sears Holdings Corp.*	485,654

Oil, Gas & Consumable Fuels – 14.2%
400	Alpha Natural Resources, Inc.*	19,460
11,019	Anadarko Petroleum Corp.	733,425
200	Apache Corp.	26,936
21,200	Exxon Mobil Corp.(a)	1,973,084
400	Noble Energy, Inc.	34,800
9,986	Stone Energy Corp.*	608,547

		3,396,252

Personal Products – 0.1%
400	Herbalife Ltd.	17,512

Pharmaceuticals – 5.7%
67,600	Pfizer, Inc.(a)	1,359,436

Real Estate Investment Trusts – 4.6%
476	Equity Lifestyle Properties, Inc.	23,533
1,300	Equity Residential	53,976
8,800	Post Properties, Inc.	322,960
11,300	ProLogis	707,493

		1,107,962

Road & Rail – 0.8%
100	J.B. Hunt Transportation Services, Inc.	3,397
2,800	Ryder System, Inc.(a)	191,716

		195,113

Semiconductors & Semiconductor Equipment – 8.8%
40,988	LSI Corp.*	254,126
500	MEMC Electronic Materials, Inc.*	31,485
20,400	National Semiconductor Corp.(a)	415,956
12,150	NVIDIA Corp.*	249,682
39,836	Texas Instruments, Inc.(a)	1,161,618

		2,112,867

Software – 7.1%
45,300	Microsoft Corp.(a)	1,291,956
23,300	Symantec Corp.*(a)	401,226

		1,693,182

Specialty Retail – 8.6%
16,700	AutoNation, Inc.*(a)	267,367
14,000	Best Buy Co., Inc.(b)	602,280
12,858	GameStop Corp.*	707,704
10,362	PriceSmart, Inc.	295,835
843	The Buckle, Inc.	40,953
4,200	The TJX Cos., Inc.	135,324

		2,049,463

Tobacco – 1.9%
3,865	Altria Group, Inc.	77,300
7,600	Philip Morris International, Inc.*	387,828

		465,128

TOTAL COMMON STOCKS-LONG
(Cost $31,795,383)		$31,115,403

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(d) – 5.9%

Joint Repurchase Agreement Account II
$1,400,000	1.989%	05/01/08	$1,400,000
Maturity Value: $1,400,077
(Cost $1,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $33,195,383)			$32,515,403

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Schedule of Investments (continued)
April 30, 2008 (Unaudited)

	Interest
Shares	Rate	Value
Securities Lending Collateral(e) – 6.1%

Boston Global Investment Trust-Enhanced Portfolio
1,468,500	2.642%	$1,468,500
(Cost $1,468,500)

TOTAL INVESTMENTS – 142.2%
(Cost $34,663,883)		$33,983,903

SECURITIES SOLD SHORT – (33.6%)
Proceeds received $(8,699,628)		$(8,026,783)

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.6)%		(2,047,785)

NET ASSETS – 100.0%		$23,909,335

Shares	Description	Value
Common Stocks-Short – 33.6%

Automobiles – 1.1%
11,500	General Motors Corp.	$266,800

Biotechnology – 0.7%
5,067	Acorda Therapeutics, Inc.	106,660
2,517	Vertex Pharmaceuticals, Inc.	64,234

		170,894

Capital Markets – 0.1%
200	Legg Mason, Inc.	12,056

Commercial Banks – 0.2%
4,500	Huntington Bancshares, Inc.	42,255

Commercial Services & Supplies – 0.4%
2,951	American Reprographics Co.	46,832
1,700	Monster Worldwide, Inc.	41,361

		88,193

Communications Equipment – 2.4%
16,735	Comtech Group Inc.	217,890
6,465	Infinera Corp.	81,847
16,775	JDS Uniphase Corp.	240,050
1,943	Starent Networks Corp.	30,738

		570,525

Computers & Peripherals – 0.4%
3,200	SanDisk Corp.	86,688

Consumer Finance – 1.6%
20,322	SLM Corp.	376,567

Diversified Consumer Services – 0.4%
2,317	H&R Block, Inc.	50,673
2,229	Jackson Hewitt Tax Service, Inc.	33,234

		83,907

Health Care Providers & Services – 5.0%
15,100	Healthspring, Inc.	254,284
9,000	inVentiv Health Inc.	267,570
14,554	MedCath Corp.	270,122
500	MWI Veterinary Supply, Inc.	17,235
700	Quest Diagnostics, Inc.	35,126
56,614	Tenet Healthcare Corp.	362,330

		1,206,667

Hotels, Restaurants & Leisure – 0.2%
1,683	Gaylord Entertainment Co.	49,850

Household Durables – 1.2%
5,800	Centex Corp.	120,756
2,700	Harman International Industries, Inc.	110,349
933	Snap-on, Inc.	55,336

		286,441

Insurance – 0.5%
3,420	XL Capital Ltd.	119,324

Internet Software & Services – 2.2%
8,100	Akamai Technologies, Inc.	289,737
16,709	SAVVIS, Inc.	244,787

		534,524

Life Sciences Tools & Services – 2.4%
14,122	AMAG Pharmaceuticals, Inc.	579,426

Media – 0.6%
4,800	National CineMedia, Inc.	91,968
1,400	The E.W. Scripps Co.	62,874

		154,842

Metals & Mining – 0.4%
5,900	Titanium Metals Corp.	89,916

Multiline Retail – 5.1%
3,400	J.C. Penney Co., Inc.	144,500
21,781	Kohl’s Corp.	1,064,002

		1,208,502

Real Estate Investment Trusts – 0.8%
8,300	Duke Realty Corp.	202,686

Semiconductors & Semiconductor Equipment – 2.5%
2,488	Advanced Energy Industries, Inc.	34,832
26,622	Advanced Micro Devices, Inc.	158,667
5,600	Marvell Technology Group Ltd.	72,520
16,561	Micron Technology, Inc.	127,851
8,775	Novellus Systems, Inc.	191,822
987	Rubicon Technology Inc	21,773

		607,465

Specialty Retail – 1.9%
25,100	Limited Brands, Inc.	464,852

Thrifts & Mortgage Finance – 0.4%
3,200	Fannie Mae	90,560

Trading Companies & Distributors – 1.4%
23,320	Aircastle Ltd.	326,014

Wireless Telecommunication Services – 1.7%
3,786	Leap Wireless International, Inc.	202,437
5,800	MetroPCS Communications, Inc.	113,912

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

Shares	Description	Value
Common Stocks-Short – (continued)

Wireless Telecommunication Services – (continued)
2,000	NII Holdings, Inc.	$91,480

		407,829

TOTAL COMMON STOCKS-SHORT
Proceeds received $(8,699,628)		$(8,026,783)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is pledged as collateral for short sales.

(b)	All or portion of security is on loan.

(c)	A portion of this security is segregated for initial margin requirements on futures transactions.

(d)	Joint repurchase agreement was entered into on April 30, 2008. Additional information appears on page 32.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2008.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Schedule of Investments (continued)
April 30, 2008 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At April 30, 2008, the following futures contracts were open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	13	June 2008	$900,900	$13,144

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2008, the Structured U.S. Equity Flex Fund had an undivided interest in the Joint Repurchase Agreement Account II which equaled $1,400,000, in principal amount.
REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$2,000,000,000	2.00%	05/01/08	$2,000,111,111

Banc of America Securities LLC	4,500,000,000	1.98	05/01/08	4,500,247,500

Barclays Capital, Inc.	4,500,000,000	1.98	05/01/08	4,500,247,500

Citigroup Global Markets, Inc.	2,000,000,000	2.00	05/01/08	2,000,111,111

Credit Suisse Securities (USA) LLC	1,025,000,000	1.99	05/01/08	1,025,056,660

Deutsche Bank Securities, Inc.	7,200,000,000	2.00	05/01/08	7,200,400,000

Greenwich Capital Markets	500,000,000	1.99	05/01/08	500,027,639

JPMorgan Securities	1,200,000,000	1.96	05/01/08	1,200,065,333

Merrill Lynch	500,000,000	2.00	05/01/08	500,027,778

UBS Securities LLC	2,125,000,000	1.98	05/01/08	2,125,116,875

TOTAL				$25,551,411,507

At April 30, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 3.500% to 6.900%, due 10/06/08 to 03/29/18; Federal Home Loan Bank, 5.000% to 5.500%, due 07/16/08 to 06/25/10; Federal Home Loan Mortgage Corp, 3.100% to 7.000%, due 05/05/08 to 09/01/47; Federal National Mortgage Association, 3.500% to 15.500%, due 06/01/08 to 04/01/48 and Government National Mortgage Association, 6.000%, due 10/20/37. The aggregate market value of the collateral, including accrued interest, was $26,121,839,953.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

	Structured
	International	Structured U.S.
	Equity Flex Fund	Equity Flex Fund

Assets:

Investments in securities, at value (identified cost $244,393,437 and $33,195,383, respectively)(a)	$240,891,244	$32,515,403
Securities lending collateral, at value which equals cost	11,075,320	1,468,500
Cash	4,671,563	—
Foreign currencies, at value (identified cost $6,484,252 and $0, respectively)	6,488,932	—
Receivables:
Due from broker-variation margin, at value	2,374,844	110,289
Fund shares sold	1,737,530	2,000
Dividend and interest receivable, at value	1,495,488	9,616
Foreign tax reclaims, at value	163,841	—
Reimbursement from adviser	70,373	38,952
Investment securities sold	—	6,925,811
Securities lending income	40,957	816
Other assets	5,798	958

Total assets	269,015,890	41,072,345

Liabilities:

Due to Custodian	—	760
Payables:
Payable upon return of securities loaned	11,075,320	1,468,500
Fund shares repurchased	2,705,067	245,030
Due to broker-variation margin, at value	1,413,246	112,928
Amounts owed to affiliates	303,137	25,480
Investments sold short, at value (proceeds received $8,699,628)	—	8,026,783
Investment securities purchased, at value	—	7,142,887
Dividends for securities sold short	—	10,179
Swap contract, at value	259,264	—
Accrued expenses	190,205	130,463

Total liabilities	15,946,239	17,163,010

Net Assets:

Paid-in capital	289,705,793	30,508,352
Accumulated undistributed net investment income	1,148,586	14,776
Accumulated net realized loss from investment, futures, securities sold short, swap and foreign currency related transactions	(34,242,048)	(6,619,802)
Net unrealized gain (loss) on investments, futures, securities sold short, swap contract and translation of assets and liabilities denominated in foreign currencies	(3,542,680)	6,009

NET ASSETS	$253,069,651	$23,909,335

Net Assets:
Class A	$184,769,310	$13,672,463
Class C	4,540,570	666,585
Institutional	63,741,191	9,551,454
Class IR	9,299	9,426
Class R	9,281	9,407

Total Net Assets	$253,069,651	$23,909,335

Shares Outstanding:
Class A	16,452,327	1,493,701
Class C	408,130	73,629
Institutional	5,648,410	1,037,802
Class IR	829	1,029
Class R	829	1,029

Net asset value, offering and redemption price per share:(b)
Class A	$11.23	$9.15
Class C	11.13	9.05
Institutional	11.28	9.20
Class IR	11.21	9.16
Class R	11.19	9.14

(a)	Includes loaned securities having a market value of $10,505,077 and $1,395,959 for the Structured International Equity Flex and Structured U.S. Equity Flex Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Structured International Equity Flex and Structured U.S. Equity Flex Funds is $11.88 and $9.68, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statement of Operations
For the Six Months Ended April 30, 2008 (Unaudited)

	Structured	Structured
	International	U.S. Equity
	Equity Flex Fund	Flex Fund

Investment income:

Dividends(a)	$4,156,979	$325,134
Interest (including securities lending income of $114,064 and $2,483, respectively)	134,879	3,141

Total investment income	4,291,858	328,275

Expenses:

Management fees	1,893,907	178,608
Distribution and Service fees(c)	320,973	31,182
Transfer Agent fees(c)	250,853	24,331
Custody and accounting fees	187,670	37,324
Professional fees	73,768	70,927
Printing fees	59,795	41,861
Registration fees	38,278	28,649
Trustee fees	6,882	6,882
Dividend expense on short positions	—	69,656
Other	21,297	8,356

Total expenses	2,853,423	497,776

Less — expense reductions	(288,344)	(183,698)

Net expenses	2,565,079	314,078

NET INVESTMENT INCOME	1,726,779	14,197

Realized and unrealized gain (loss) from investment, futures, securities sold short, swap and foreign currency related transactions:

Net realized loss from:
Investment transactions	(27,087,938)	(2,321,558)
Futures transactions	(285,775)	(153,149)
Securities sold short	—	882,099
Swap contract	(6,155,202)	—
Foreign currency related transactions	(67,475)	—
Net change in unrealized gain (loss) on:
Investments	(30,080,432)	(5,085,920)
Futures	123,149	8,362
Securities sold short	—	811,319
Swap contract	(82,426)	—
Translation of assets and liabilities denominated in foreign currencies	(108,032)	—

Net realized and unrealized loss on investment, futures, securities sold short, swap and foreign currency related transactions	(63,744,131)	(5,858,847)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(62,017,352)	$(5,844,650)

(a)	Foreign taxes withheld on dividends were $493,796 for the Structured International Equity Flex Fund.
(b)	Commenced operations on November 30, 2007.
(c)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class C	Class R(c)	Class A	Class C	Institutional	Class IR(c)	Class R(c)

Structured International Equity Flex	$297,397	$23,557	$19	$226,022	$4,476	$20,341	$7	$7
Structured U.S. Equity Flex	27,790	3,372	20	21,120	640	2,555	8	8
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Statements of Changes in Net Assets

	Structured International Equity				Structured U.S. Equity
	Flex Fund				Flex Fund

	For the				For the
	Six Months				Six Months
	Ended		For the		Ended	For the
	April 30, 2008		Year Ended		April 30, 2008	Year Ended
	(Unaudited)		October 31, 2007		(Unaudited)	October 31, 2007

From operations:

Net investment income (loss)	$1,726,779		$6,480,868		$14,197	$(93,224)
Net realized gain (loss) from investment, futures, securities sold short, swap and foreign currency related transactions	(33,596,390)		792,575		(1,592,608)	(5,035,068)
Net change in unrealized gain (loss) on investments, futures, securities sold short, swaps and translation of assets and liabilities denominated in foreign currencies	(30,147,741)		24,874,351		(4,266,239)	4,106,465

Net increase (decrease) in net assets from operations	(62,017,352)		32,147,794		(5,844,650)	(1,021,827)

Distributions to shareholders:

From net investment income
Class A Shares	(4,887,530)		—		—	(49,982)
Class C Shares	(76,478)		—		—	(10)
Institutional Shares	(2,583,241)		—		—	(46,340)
Class IR Shares(c)	(196)		—		—	—
Class R Shares(c)	(196)		—		—	—
From net realized gains
Class A Shares	(610,354)		(126,934)		—	(27,477)
Class C Shares	(11,053)		(337)		—	(21)
Institutional Shares	(281,022)		(71,279)		—	(18,806)
Class IR Shares(c)	(21)		—		—	—
Class R Shares(c)	(21)		—		—	—

Total distributions to shareholders	(8,450,112)		(198,550)		—	(142,636)

From share transactions:

Net proceeds from sales of shares	48,263,907		521,038,534		2,916,556	84,164,756
Reinvestment of dividends and distributions	7,690,976		179,113		—	115,797
Cost of shares repurchased	(195,422,623	) (a)	(144,495,795	) (b)	(27,174,930)	(67,715,463)

Net increase (decrease) in net assets resulting from share transactions	(139,467,740)		376,721,852		(24,258,374)	16,565,090

TOTAL INCREASE (DECREASE)	(209,935,204)		408,671,096		(30,103,024)	15,400,627

Net assets:

Beginning of period	463,004,855		54,333,759		54,012,359	38,611,732

End of period	$253,069,651		$463,004,855		$23,909,335	$54,012,359

Accumulated undistributed net investment income	$1,148,586		$6,969,448		$14,776	$579

(a)	Net of $5,745 in redemption fees remitted to the Structured International Equity Flex Fund.
(b)	Net of $83,958 in redemption fees remitted to the Structured International Equity Flex Fund.
(c)	Commenced operations on November 30, 2007.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Statement of Cash Flows
For the Six Months Ended April 30, 2008 (Unaudited)

Cash flows provided by operating activities:

Dividends and interest received	$368,923
Payment of dividends on securities sold short	(73,582)
Operating expenses paid	(277,662)
Net payment for margin on futures contracts	(132,681)
Purchases of long-term investments	(26,685,014)
Proceeds from disposition of long-term investments	59,506,131
Purchases of short-term investments, net	(1,321,500)
Increase in collateral for securities loaned	1,321,500
Purchases to cover securities sold short	(20,411,820)
Proceeds for securities sold short	10,931,340

Net cash provided by operating activities	23,225,635

Cash flows used for financing activities:

Net proceeds from sale of shares	2,914,556
Net proceeds from repurchased shares	(26,973,566)

Net cash flows used for financing activities	(24,059,010)

Net decrease in cash	(833,375)
Cash, beginning of period	832,615

Due to custodian, end of period	$(760)

Reconciliation of decrease in net assets from operations to net cash flows provided by operating activities:

Decrease in net assets from operations	$(5,844,650)

Net decrease in cost of investments	34,959,534
Net decrease in unrealized appreciation/depreciation on investments	5,084,190
Net decrease in cost of investments sold short	(10,362,579)
Net increase in payable for open investments	217,076
Net decrease in unrealized appreciation/depreciation on investments sold short	(811,319)
Decrease in dividends and interest receivable	8,443
Decrease in dividends sold short	(3,926)
Net increase in due from broker — variation margin	12,106
Increase in other assets	(277)
Decrease in net accrued expenses	(32,963)

Total adjustments	29,070,285

NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$23,225,635

A statement of cash flows is required for the Structured U.S. Equity Flex Fund due to the Fund’s use of leverage.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements
April 30, 2008 (Unaudited)
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Structured International Equity Flex Fund (“Structured International Equity Flex”) and the Structured U.S. Equity Flex Fund (“Structured U.S. Equity Flex”) (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of Shares — Class A, Class C, Institutional, Class IR and Class R Shares. Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as distributor of the Funds and receives such sales charges of which a certain portion may be retained. For the Structured International Equity Flex Fund a 2.00% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less. Class IR and Class R Shares of the Funds commenced operations on November 30, 2007.
     Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as Investment Adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in securities traded on a foreign equity securities exchange are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Trust’s Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by the adviser by taking into consideration market or security specific information, as discussed below.
     Investments in equity securities including equity securities sold short, and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by GSAM are valued at fair value using methods approved by the Trust’s Board of Trustees.
     In addition, GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market disruptions or market closings; government actions or other developments; as well as the same or similar events which may affect specific issuers or the

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
April 30, 2008 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation and regulatory news such as governmental approvals.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is each Fund’s policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to taxes. Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
     Securities sold within a total return swap are reflected as of trade date. Realized gains and losses are calculated using the financing amount which approximates identified cost and are realized on reset date.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class C and Class R shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses, if any, are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by a Fund’s investments in real estate investment trusts (“REITS”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of a Fund’s distributions is deemed a return of capital and is generally not taxable to shareholders.
     The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting of Uncertainty in Income Taxes” (“FIN 48”), on April 30, 2008. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurements of tax positions taken or expected to be taken on an income tax return. GSAM has reviewed the tax positions for the open tax years (tax years ended October 31, 2006 and 2007) and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2008, the Funds had segregated sufficient cash and/or securities to cover any commitments under these contracts.
G. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
H. Redemption Fees — Redemption fees are reimbursed to the Structured International Equity Flex Fund and reflected as a reduction in share redemptions on the Statement of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class on a pro-rata basis at the time of payment. The Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
April 30, 2008 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
I. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.
J. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, short sales, total return swaps, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
     As investment companies registered with the SEC, the Funds must segregate liquid assets to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not settle for cash, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do settle for cash, however, the Funds are permitted to set aside liquid assets in an amount equal to the Funds’ daily marked-to-market net obligations (i.e., the Funds’ daily net liability) under the swaps, if any, rather than their full notional value.
K. Short Sales — Short selling involves leverage of a Fund’s assets and presents various risks. In order to establish a short position in a security, a Fund must first borrow the security from a lender, such as a Prime Broker or other counterparty. The Funds may not always be able to borrow the security at a particular time or at an acceptable cost. Thus, there is risk that the Funds may be unable to implement their investment strategy due to the lack of available securities or for other reasons.
     After selling the borrowed security, a Fund is then obligated to “cover” the short sale by purchasing and returning the security to the lender on a later date. A Fund cannot guarantee that the security necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the security will be available at an acceptable price. If the borrowed security has appreciated in value since it was sold, a Fund will be required to pay more for the replacement security than the amount it received from selling the security short. Moreover, purchasing a security to cover a short position can itself cause the price of the security to rise further. The potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases and the price may rise indefinitely. If the price of a borrowed security declines before the short position is covered, the Fund may realize a gain. A Fund’s gain on a short sale, before transactions and other costs, is generally limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender.
     Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividend and financing cost that accrues while the loan is outstanding. In addition, to borrow the security, a Fund may be required to pay a premium. A Fund will also incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.
     Until a Fund replaces a borrowed security, a Fund will be required to maintain assets in a segregated account at the custodian as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, a

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Fund is required to designate, on the books of its custodian, liquid assets (less any additional collateral already held by the custodian) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits a Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
L. Total Return Swap Transactions — The use of total return swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Structured International Equity Flex Fund’s transactions in total return swaps may be significant. These transactions can result in substantial realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in equity securities.
     Transactions in total return swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps are leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund will bear the risk of loss of the amount expected to be received under a total return swap in the event of the default, by, or bankruptcy of a swap counterparty. Total return swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
     The prices of total return swaps can be volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a total return swap and a security’s position may be impossible to achieve. As a result, the Investment Adviser’s use of total return swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
     Total return swaps are valued based on the market value of the underlying long and short positions in the swap, valued daily at the last sale price or official closing price on the principal exchange or system on which they are traded. The total market value of the underlying securities plus financing fees, the value of corporate actions, and dividend accruals comprises the total market value of the total return swap position. Total return swaps are reset monthly with change in market value reflected as realized gain or loss.
3. AGREEMENTS
A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the six months ended April 30, 2008, GSAM’s contractual Management fees are listed below along with the effective rate for the period:

	Contractual Management Rate

	Up to	Over	Effective
Fund	$2 billion	$2 billion	Rate

Structured International Equity Flex	1.10%	0.99%	1.10%

Structured U.S. Equity Flex	1.00	0.90	1.00

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
April 30, 2008 (Unaudited)
3. AGREEMENTS (continued)
B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class C Shares. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class C contingent deferred sales charge. During the six months ended April 30, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class C

Structured International Equity Flex	$1,900	$—

Structured U.S. Equity Flex	700	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional Shares.
D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer agency fees and expenses, dividend expenses on short sales, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.064% of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the six months ended April 30, 2008, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

		Expense Credits

	Other		Transfer	Total
	Expense	Custody	Agent	Expense
Fund	Reimbursement	Fee	Fee	Reductions

Structured International Equity Flex	$277	$8	$3	$288

Structured U.S. Equity Flex	183	1	—	184

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

3. AGREEMENTS (continued)
     At April 30, 2008, the amounts owed to affiliates were as follows (in thousands):

		Distribution	Transfer
	Management	and Service	Agent
Fund	Fees	Fees	Fees	Total

Structured International Equity Flex	$229	$42	$32	$303

Structured U.S. Equity Flex	20	3	2	25

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2008, were as follows:

			Purchases to
		Sales and	Cover Securities	Securities
Fund	Purchases	Maturities	Sold Short	Sold Short

Structured International Equity Flex	$208,922,209	$360,294,103	$—	$—

Structured U.S. Equity Flex	27,027,901	61,031,942	20,411,820	10,931,340

For the six months ended April 30, 2008, Structured International Equity Flex and Structured U.S. Equity Flex paid commissions of approximately $17,000 and $1,700, respectively, in connection with futures contracts entered into with Goldman Sachs as the Futures Commission Merchant.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisors, a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2008, are reported parenthetically under Investment Income on the Statements of Operations.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
April 30, 2008 (Unaudited)
5. SECURITIES LENDING (continued)
     The table below details securities lending activity as of, and for the six months ended April 30, 2008:

Earnings Received
	Earnings of GSAL	by the Funds
	Relating to	from Lending to	Amount Payable to
	Securities Loaned	Goldman Sachs	Goldman Sachs
	for the	for the	Upon Return of
	Six Months Ended	Six Months Ended	Securities Loaned
Fund	April 30, 2008	April 30, 2008	as of April 30, 2008

Structured International Equity Flex	$12,714	$29,349	$1,590,850

Structured U.S. Equity Flex	277	96	—

6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2008, the Funds did not have any borrowings under the facility. Effective May 13, 2008, the facility was increased to $700,000,000.
7. TAX INFORMATION
As of the Funds’ most recent fiscal year end, October 31, 2007, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Structured International	Structured U.S.
	Equity Flex	Equity Flex

Capital loss carryforward[1] Expiring 2015	$—	$(4,645,817)

Timing differences (unrealized swap gains)	(119,862)	—

[1]	Expiration occurs on October 31 of the year indicated.
     At April 30, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Structured International	Structured U.S.
	Equity Flex	Equity Flex

Tax Cost	$256,560,322	$35,033,221

Gross unrealized gain	11,646,658	1,814,529
Gross unrealized loss	(16,240,416)	(2,863,847)

Net unrealized security gain (loss)	$(4,593,758)	$(1,049,318)

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the Passive Foreign Investment Company investments, net mark to market gains (losses) on Section 1256 futures and foreign currency contracts recognized for tax purposes as of the most recent fiscal year end.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

8. OTHER MATTERS
Indemnifications — Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be minimal.
New Accounting Pronouncements — On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAM does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.
     In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS
Notes to Financial Statements (continued)
April 30, 2008 (Unaudited)
8. OTHER MATTERS (continued)

	Structured International Equity Flex Fund

	For the Six Months Ended
	April 30, 2008		For the Year Ended
	(Unaudited)		October 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,078,128	$35,058,076	28,520,841	$350,359,828
Reinvestment of dividends and distributions	398,004	4,883,515	9,818	107,014
Shares redeemed	(11,024,612)	(122,039,899)	(7,434,724)	(90,053,895)

	(7,548,480)	(82,098,308)	21,095,935	260,412,947

Class C Shares
Shares sold	72,590	846,226	402,897	4,983,826
Reinvestment of dividends and distributions	5,041	61,437	31	337
Shares redeemed	(71,340)	(784,267)	(11,709)	(140,610)

	6,291	123,396	391,219	4,843,553

Institutional Shares
Shares sold	1,087,899	12,339,605	13,432,212	165,694,880
Reinvestment of dividends and distributions	223,038	2,745,590	6,566	71,762
Shares redeemed	(6,603,650)	(72,598,457)	(4,668,777)	(54,301,290)

	(5,292,713)	(57,513,262)	8,770,001	111,465,352

Class IR Shares(a)
Shares sold	811	10,000	—	—
Reinvestment of dividends and distributions	18	217	—	—

	829	10,217	—	—

Class R Shares(a)
Shares sold	811	10,000	—	—
Reinvestment of dividends and distributions	18	217	—	—

	829	10,217	—	—

NET INCREASE (DECREASE)	(12,833,244)	$(139,467,740)	30,257,155	$376,721,852

(a)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUNDS

9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Structured U.S. Equity Flex Fund

	For the Six Months Ended
	April 30, 2008		For the Year Ended
	(Unaudited)		October 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	263,612	$2,469,788	4,731,595	$49,348,368
Reinvestment of dividends and distributions	—	—	5,148	52,821
Shares redeemed	(2,232,491)	(20,728,782)	(2,938,967)	(29,577,078)

	(1,968,879)	(18,258,994)	1,797,776	19,824,111

Class C Shares
Shares sold	26,632	249,682	61,310	644,905
Reinvestment of dividends and distributions	—	—	2	24
Shares redeemed	(12,806)	(120,974)	(2,514)	(24,787)

	13,826	128,708	58,798	620,142

Institutional Shares
Shares sold	18,836	177,086	3,270,179	34,171,483
Reinvestment of dividends and distributions	—	—	6,136	62,952
Shares redeemed	(683,580)	(6,325,174)	(3,698,125)	(38,113,598)

	(664,744)	(6,148,088)	(421,810)	(3,879,163)

Class IR Shares(a)
Shares sold	1,029	10,000	—	—

Class R Shares(a)
Shares sold	1,029	10,000	—	—

NET INCREASE (DECREASE)	(2,617,739)	$(24,258,374)	1,434,764	$16,565,090

(a)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2008 - A	$13.08	$0.06	$(1.67)	$(1.61)	$(0.21)	$(0.03)	$(0.24)
2008 - C	12.98	0.03	(1.67)	(1.64)	(0.18)	(0.03)	(0.21)
2008 - Institutional	13.15	0.06	(1.66)	(1.60)	(0.24)	(0.03)	(0.27)
2008 - IR (commenced November 30, 2007)	12.32	0.10	(0.94)	(0.84)	(0.24)	(0.03)	(0.27)
2008 - R (commenced November 30, 2007)	12.32	0.08	(0.94)	(0.86)	(0.24)	(0.03)	(0.27)
FOR THE YEAR ENDED OCTOBER 31,

2007 - A	10.67	0.30	2.14	2.44	—	(0.03)	(0.03)
2007 - C	10.66	0.26	2.09	2.35	—	(0.03)	(0.03)
2007 - Institutional	10.69	0.38	2.11	2.49	—	(0.03)	(0.03)
FOR THE PERIOD ENDED OCTOBER 31,

2006 - A (commenced July 31, 2006)	10.00	— (d)	0.67	0.67	—	—	—
2006 - C (commenced July 31, 2006)	10.00	(0.02)	0.68	0.68	—	—	—
2006 - Institutional (commenced July 31, 2006)	10.00	0.02	0.67	0.69	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FLEX FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.23	(12.50)%	$184,770	1.59	%(c)	1.00	%(c)	1.76	%(c)	0.83	%(c)	61%
11.13	(12.80)	4,541	2.34	(c)	0.61	(c)	2.51	(c)	0.44	(c)	61
11.28	(12.30)	63,741	1.19	(c)	1.03	(c)	1.36	(c)	0.86	(c)	61
11.21	(7.02)	9	1.34	(c)	2.12	(c)	1.55	(c)	1.91	(c)	61
11.19	(7.19)	9	1.84	(c)	1.65	(c)	2.05	(c)	1.44	(c)	61

13.08	22.88	313,922	1.60		2.49		1.90		2.19		75
12.98	22.06	5,215	2.35		2.20		2.65		1.90		75
13.15	23.31	143,867	1.20		3.15		1.50		2.85		75

10.67	6.70	31,009	1.60	(d)	0.10	(d)	4.53	(d)	(2.83	)(d)	11
10.66	6.60	113	2.35	(d)	(0.62	)(d)	5.58	(d)	(3.85	)(d)	11
10.69	6.90	23,212	1.20	(d)	0.82	(d)	4.48	(d)	(2.46	)(d)	11

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2008 - A	$10.33	$0.01		$(1.19)	$(1.18)	$—	$—	$—
2008 - C	10.25	(0.03)		(1.17)	(1.20)	—	—	—
2008 - Institutional	10.36	0.02		(1.18)	(1.16)	—	—	—
2008 - IR (commenced November 30, 2007)	9.72	—	(c)	(0.56)	(0.56)	—	—	—
2008 - R (commenced November 30, 2007)	9.72	—	(c)	(0.58)	(0.58)	—	—	—
FOR THE YEAR ENDED OCTOBER 31,

2007 - A	10.19	(0.03)		0.20	0.17	(0.02)	(0.01)	(0.03)
2007 - C	10.18	(0.12)		0.21	0.09	(0.01)	(0.01)	(0.02)
2007 - Institutional	10.19	0.02		0.19	0.21	(0.03)	(0.01)	(0.04)
FOR THE PERIOD ENDED OCTOBER 31,

2006 - A (commenced September 29, 2006)	10.00	—	(c)	0.19	0.19	—	—	—
2006 - C (commenced September 29, 2006)	10.00	—	(c)	0.18	0.18	—	—	—
2006 - Institutional (commenced September 29, 2006)	10.00	0.01		0.18	0.19	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FLEX FUND

									Ratios assuming no expense reductions
			Ratio of		Ratio of
			net expenses		net expenses				Ratio of		Ratio of
			to average		to average		Ratio of		total expenses		total expenses		Ratio of
		Net assets,	net assets		net assets		net investment		(including dividend		(excluding dividend		net investment
Net asset		end of	(including dividend		(excluding dividend		income (loss)		expenses for		expenses for		income (loss)		Portfolio
value, end	Total	period	expenses for		expenses for		to average		securities sold		securities sold		to average		turnover
of period	return(b)	(in 000s)	securities sold short)		securities sold short)		net assets		short)		short)		net assets		rate

$9.15	(11.42)%	$13,672	1.88	%(d)	1.49	%(d)	(0.02	)% (d)	2.91	%(d)	2.52	%(d)	(1.05	)%(d)	97%
9.05	(11.71)	667	2.63	(d)	2.24	(d)	(0.88	)(d)	3.66	(d)	3.27	(d)	(1.91	)(d)	97
9.20	(11.20)	9,552	1.48	(d)	1.09	(d)	0.31	(d)	2.51	(d)	2.12	(d)	(0.72	)(d)	97
9.16	(5.76)	9	1.63	(d)	1.25	(d)	(0.05	)(d)	2.92	(d)	2.54	(d)	(1.34	)(d)	97
9.14	(5.97)	9	2.13(d)		1.74	(d)	(0.57	)(d)	3.42	(d)	3.03	(d)	(1.86	)(d)	97

10.33	1.67	35,761	1.90	(e)	1.52	(e)	(0.30	)(e)	2.63	(e)	2.25	(e)	(1.03	)(e)	247
10.25	0.84	613	2.65	(e)	2.27	(e)	(1.17	)(e)	3.38	(e)	3.00	(e)	(1.90	)(e)	247
10.36	2.03	17,638	1.50	(e)	1.12	(e)	0.18	(e)	2.23	(e)	1.85	(e)	(0.55	)(e)	247

10.19	1.90	16,962	1.66(d)		1.50	(d)	(0.18	)(d)	6.40	(d)	6.24	(d)	(4.92	)(d)	28
10.18	1.80	10	2.28	(d)	2.25	(d)	0.40	(d)	7.97	(d)	7.94	(d)	(5.29	)(d)	28
10.19	1.90	21,640	1.24(d)		1.10	(d)	1.41	(d)	5.84	(d)	5.70	(d)	(3.19	)(d)	28

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FLEX FUND
 Fund Expenses (Unaudited) — Six Months Ended April 30, 2008

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), or contingent deferred sales charges (loads) on redemptions (with respect to Class C shares) and redemption fees (with respect to Class A, Class C, Institutional, Class IR or Class R Shares, if any (for Structured International Flex Fund only) and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 through April 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured International Equity Flex Fund				Structured U.S. Equity Flex Fund

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended
Share Class	11/1/07	04/30/08		04/30/08*	11/1/07	04/30/08		04/30/08*

Class A
Actual	$1,000.00	$875.00		$7.41	$1,000.00	$885.80		$8.83
Hypothetical 5% return	1,000.00	1,016.96	+	7.97	1,000.00	1,015.49	+	9.44

Class C
Actual	1,000.00	872.00		10.91	1,000.00	882.90		12.30
Hypothetical 5% return	1,000.00	1,013.21	+	11.73	1,000.00	1,011.80	+	13.14

Institutional
Actual	1,000.00	877.00		5.53	1,000.00	888.00		6.95
Hypothetical 5% return	1,000.00	1,018.97	+	5.95	1,000.00	1,017.50	+	7.42

Class IR#
Actual	1,000.00	929.80		5.30	1,000.00	942.40		6.49
Hypothetical 5% return	1,000.00	1,020.49	+	5.55	1,000.00	1,020.49	+	6.75

Class R#
Actual	1,000.00	928.10		7.27	1,000.00	940.30		8.46
Hypothetical 5% return	1,000.00	1,012.95	+	7.59	1,000.00	1,011.77	+	8.78

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended April 30, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R

Structured International Equity Flex	1.59%	2.34%	1.19%	1.34%	1.84%
Structured U.S. Equity Flex	1.88	2.63	1.48	1.63	2.13

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

#	Class IR and Class R commenced operations on November 30, 2007.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $828 billion in assets under management as of March 31, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund [2] ▪  New York AMT-Free
Municipal Fund [2] ▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected
Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪  Emerging Markets Debt Fund
▪ Local Emerging Markets Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap
Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  All Cap Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Fund of Funds[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund
▪  Japanese Equity Fund
▪  Structured International Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets
Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and Premium Fund
▪  International Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Structured International Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪  Tollkeeper FundSM
▪  Commodity Strategy Fund
▪ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.
The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.
Copyright 2008 Goldman, Sachs & Co. All rights reserved. 08-9664 STEQFLEXSAR / 6.5K/06-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 7, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	July 7, 2008